Exhibit 10.1
FIFTH LOAN MODIFICATION AND EXTENSION AGREEMENT
THIS FIFTH LOAN MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is effective as of July 15, 2024 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with the Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (the “Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023, as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023, as amended by that certain Third Loan Modification and Extension Agreement (the “Third Modification”) executed as of December 29, 2023 and made effective as of December 22, 2023, and as amended by that certain Fourth Loan Modification and Extension Agreement effective as of February 6, 2024 (the “Fourth Modification”) (as amended, modified, supplemented or restated from time to time, the “Loan Agreement), by and among Administrative Agent, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Borrowers, Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $613,200,000;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, pursuant to the terms of the Loan Agreement, the Loan matures on August 6, 2024;
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated or renewed from time to time, the “Guaranty”); and

WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are hereinafter collectively called the “Obligations;” the Note, the Security Instruments, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Administrative Agent and/or Lenders with respect thereto are hereinafter collectively called the “Liens.”
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders now agree to extend the maturity date of the Loan, and to make certain other modifications to the Loan Documents, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Maturity Date. All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on November 6, 2024, as it may be earlier accelerated in accordance with the terms of the Loan Agreement (the “Maturity Date”). Any reference to “Maturity Date” in the Loan Agreement and other Loan Documents shall be deemed to mean November 6, 2024. Borrowers have no further options to extend the Maturity Date (and any prior extension options have been terminated).
3.BSBY Transition to SOFR. The parties are in mutual agreement that BSBY should be replaced with a successor rate based on the Secured Overnight Financing Rate, commencing on the Effective Date (the “Benchmark Conversion Date”). Notwithstanding the foregoing, if, as of the Benchmark Conversion Date, any portion of the unpaid principal balance of the Loan bears interest based on BSBY for a fixed interest period which extends beyond the Benchmark Conversion Date, such portion of the Loan shall continue to bear interest at such BSBY rate until the end of the current interest period. The modifications set forth on Exhibit A attached hereto and made a part hereof are hereby incorporated by this reference.
4.Exit Fee. Section 3 of the Fourth Modification is hereby amended and restated in its entirety as follows:
“3. Exit Fee. Borrowers shall pay to Administrative Agent, for the benefit of Lenders, an exit fee in the amount of $1,000,000 (the “Exit Fee”), which Exit Fee shall be earned as of February 6, 2024, but shall be due on the earliest to occur of (a) the Maturity Date, (b) the occurrence of a Default or (c) repayment of the Loan in full.”
5.Waiver of Financial Covenants; Reporting. Section 7 of the Fourth Modification is hereby amended and restated in its entirety as follows:
“7. Waiver of Financial Covenants; Reporting. Administrative Agent and Lenders hereby waive (i) the requirement for the Properties to maintain an Ongoing Debt Service Coverage Ratio of not less than the Minimum Required Debt Service Coverage Ratio pursuant to Section 4.22 of the Loan Agreement as of the December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024 Test Dates only, and (ii) the requirement for Guarantor to satisfy the Net Worth covenant in Section 18 of the Guaranty for the period between the Effective Date and November 6, 2024. Notwithstanding the foregoing, Borrowers shall continue to provide quarterly compliance certificates as and when required by Section 4.8(f) of the Loan Agreement and Guarantor shall continue to provide Guarantor Covenant Compliance Certificates as and when required by Section 4.8(b) of the Loan Agreement; provided, however, the form of such compliance certificates may be modified to take into account the waivers provided for in this Section.”
6.Milestone Dates. Sections 8(a), (c), (d), and (e) of the Fourth Modification are hereby amended and restated in their entirety as follows:
“(a)    On or prior to September 16, 2024 (the “REIT III Plan Deadline”), Borrowers shall deliver to Administrative Agent an updated and revised reasonably comprehensive restructuring plan (the “Restructuring Plan”) for KBS Real Estate Investment Trust III, Inc., a Maryland corporation (“REIT III”), which Restructuring Plan shall include, without limitation, a comprehensive cash flow analysis and plan for repayment of all indebtedness (including the Loan) of REIT III and its direct and indirect subsidiaries, which shall be in a format consistent with the Restructuring Plan that has been previously submitted to the Administrative Agent.”
“(c)    Equity Contribution.
(i)    On or prior to August 15, 2024 (the “REIT III Contribution Term Sheet Deadline”), Borrowers shall deliver to Administrative Agent a fully executed term sheet detailing the terms upon which a third-party investor is willing to contribute new equity, debt or a combination of both, in an amount not less than $100,000,000, to REIT III.
(ii)    On or prior to October 15, 2024 (the “REIT III Contribution Deadline”), not less than $100,000,000 in new equity, debt or a combination of both, shall have been raised by REIT III.
(d)    If a Default then exists due to Borrowers’ failure to satisfy the milestone in subsection (c)(ii) above on or before the REIT III Contribution Deadline, then on or prior to October 22, 2024 (the “REIT III In-Court Implementation Deadline”), Borrowers shall deliver to Administrative Agent (i) draft documents (i.e., a plan, disclosure statement, confirmation order and other applicable ancillary documents) for the implementation of the Restructuring Plan by means of a prepackaged or otherwise consensual proceeding under chapter 11 of the United States Bankruptcy Code, and (ii) a request (including a cash flow budget for the anticipated duration of such proceeding and other applicable information) for a proposal for the Administrative Agent and the Lenders to provide debtor-in-possession financing in support of such proceeding.
(e)    Failure to satisfy the applicable milestones in subsections (a), (b), (c) or (d) on or prior to the REIT III Plan Deadline, REIT III Engagement Deadline, REIT III Contribution Term Sheet Deadline, REIT III Contribution Deadline and/or REIT III In-Court Implementation Deadline, as applicable, shall constitute an immediate Default under the Loan Agreement, without any requirement of notice or opportunity to cure. Without limiting the foregoing, if Borrowers deliver to Administrative Agent a written request for confirmation that the milestones in subsection (a), (b), (c) or (d) above have been satisfied, then within seven (7) Business Days of Administrative Agent’s receipt of such written request, Administrative Agent will confirm in a written response to Borrowers whether or not the applicable milestone has been satisfied.”
7.Defaults. The following are hereby added to the Loan Agreement as new Sections 7.1(u) and (v) of the Loan Agreement:

“(u)    A written demand for payment following default is delivered to Guarantor by Equitable Financial Life Insurance Company (“Almaden Plaza Lender”) under the terms and conditions of that certain Note, dated as of November 18, 2020, executed by KBSIII Almaden Financial Plaza, LLC for the benefit of the Almaden Plaza Lender, as amended, restated, supplemented or otherwise modified from time to time, where the demand made or amount guarantied is greater than $5,000,000.
(v)    A written demand for payment following default is delivered to Guarantor by Fifth Third Bank, National Association (“Fifth Third”) under the terms and conditions of that certain Loan Agreement, dated as of September 1, 2022, by and among KBSIII Park Place Village, LLC, the lenders party thereto from time to time and Fifth Third, as agent for the lenders, as amended, restated, supplemented or otherwise modified from time to time, where the demand made or amount guarantied is greater than $5,000,000.”
8.Margin Stock. Borrowers and Guarantor shall not, whether directly or indirectly, and whether immediately, incidentally or ultimately, use any proceeds of the Loan to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. It is hereby acknowledged that Administrative Agents and Lenders have no Lien on margin stocks under the Security Instruments or otherwise.
9.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders to enter into this Agreement is subject to the satisfaction of the following conditions precedent:
(a)Administrative Agent’s receipt of this Agreement duly executed by all Lenders, Borrowers and Guarantor;
(b)Borrowers shall have paid Administrative Agent, for the ratable benefit of the Lenders, a non-refundable extension fee in the amount of $450,966.00;
(c)Borrowers shall have deposited, or caused to have been deposited, an additional $5,000,000 into the Cash Sweep Collateral Account, which amount shall be funded with additional equity from Guarantor; and
(d)Borrowers shall have paid Administrative Agent all fees, commissions, costs, charges, taxes and other expenses incurred by Administrative Agent and its counsel in connection with this Agreement (including, but not limited to, reasonable fees and expenses of Administrative Agent’s counsel and all recording fees, taxes and charges) for which Administrative Agent has requested payment in writing (including by email) on or prior to the date hereof.
10.Balance. As of the Effective Date, the aggregate outstanding principal balance of the Note is $601,288,000.00.
11.Borrowers’ Representations and Warranties. Each Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Borrower further represents and warrants that as of the Effective Date (a)

the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing; (c) each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of any Borrower since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (g) the execution and delivery of, and performance under, this Agreement are within each Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound.
12.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
13.Course of Dealing. Administrative Agent, Lenders and Borrowers hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrowers, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Without limiting the generality of the preceding sentence, the Obligors acknowledge and agree that the existence of the Cash Sweep Collateral Account and Borrower’s obligation to deposit funds therein at a time or at times after the Maturity Date shall not imply that the term of the Loan is or will be extended beyond the Maturity Date. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date. The Obligors will not take any action or decline to or forbear from taking any action in reliance on an extension or modification of the Maturity Date that may not occur.
14.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
15.Default. A default under this Agreement shall constitute a default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents. For avoidance of doubt, this Agreement is a Loan Document.
16.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
17.Reaffirmation of Guaranty. Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute this Agreement or otherwise consent to its terms.
18.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
19.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:     /s/ Paul Kim
Paul Kim
Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fifth Loan Modification and Extension Agreement

LENDER(S):
BANK OF AMERICA, N.A.,
a national banking association
By:     /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:     /s/ Joshua Brinkenhoff
Name:    Joshua Brinkenhoff
Title:    Senior Credit Resolution Specialist
Signature Page – Fifth Loan Modification and Extension Agreement

U.S. BANK, NATIONAL ASSOCIATION,
A national banking association
By:     /s/ Claudia Marciniak
Name:    Claudia Marciniak
Title:    Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association
By:     /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:     /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

REGIONS BANK,
an Alabama banking corporation
By:     /s/ Mark A. Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

ZIONS BANCORPORATION, N.A.,
DBA CALIFORNIA BANK & TRUST
By:     /s/ Sean Reilly
Name:    Sean Reilly
Title:    Vice President
Signature Page – Fifth Loan Modification and Extension Agreement

EXHIBIT A
BSBY Transition to SOFR
1.Removal of Definitions. The following definitions are hereby deleted from Section 1 of Exhibit B to the Loan Agreement, as applicable: “BSBY,” “BSBY Daily Floating Rate,” “BSBY Monthly Floating Rate,” “BSBY Margin,” “BSBY Rate,” “BSBY Rate Advance,” “BSBY Rate Principal,” “BSBY Replacement Date,” “BSBY Screen Rate.”
2.Addition and Replacement of Definitions. The following definitions are hereby added to Section 1 of Exhibit B to the Loan Agreement in alphabetical order or, to the extent the definitions already appear in Section 1 of Exhibit B to the Loan Agreement, are hereby amended and restated in their entirety as follows:
“Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case, acting in such capacity and (b) with respect to Monthly SOFR, CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or such administrator with respect to its publication of Monthly SOFR, in each case, acting in such capacity.
“Applicable Law” means, as to any Person, all applicable Laws and Requirements binding upon such Person or to which such Person is subject.
“Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is Monthly SOFR Principal.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.
“CME” means CME Group Benchmark Administration Limited.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, or Monthly SOFR, as applicable, any conforming changes to the definitions of “Monthly SOFR”, “SOFR,” or “Interest Rate Change Date,” the timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption and implementation of such applicable rate(s), and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on the fifth (5th) U.S. Government Securities Business Day preceding such date on the Federal Reserve Bank of New York’s website (or any successor source); provided, however, that if such determination date is not a U.S. Government Securities Business Day, then Daily Simple SOFR means such rate that applied on the first (1st) U.S. Government Securities Business Day immediately prior thereto.
EXHIBIT A (SOFR) - PAGE 1

“Maximum Rate” means the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loan and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.
“Monthly SOFR” means, for any day, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the most recent Interest Rate Change Date for a term equivalent to one (1) month commencing on such Interest Rate Change Date; provided that if the rate is not published prior to 11:00 a.m. Eastern Time on such determination date then Monthly SOFR means such Term SOFR Screen Rate on the first (1st) U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; provided, further, if Monthly SOFR shall be less than zero percent (0.00%), such rate shall be deemed to equal zero percent (0.00%) for purposes of this Agreement.
“Monthly SOFR Advance” means an advance of the Loan by Lenders to Borrower or any portion of the Loan held by a Lender which bears interest at an applicable Monthly SOFR Rate at the time in question.
“Monthly SOFR Principal” means any portion of the Principal Debt which bears interest at an applicable Monthly SOFR Rate at the time in question.
“Monthly SOFR Rate” means a simple rate per annum equal to the sum of the SOFR Margin plus Monthly SOFR.
“Monthly SOFR Replacement Date” has the meaning set forth in Section 2.4.
“SOFR” means the Secured Overnight Financing Rate as administered by the SOFR Administrator.
“SOFR Adjustment” with respect to Monthly SOFR or Daily Simple SOFR means 0.10% (10 basis points).
“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time that is satisfactory to Administrative Agent.
“SOFR Margin” means one hundred eighty (180) basis points per annum.
“Successor Rate” has the meaning set forth in Section 2.4.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
3.Reference to Deleted Definitions. The reference to “BSBY Rate Principal” in Section 1.3.4 of the Loan Agreement is hereby amended to refer to “Monthly SOFR Principal” and the reference to
EXHIBIT A (SOFR) - PAGE 2

“BSBY Rate Advances” in Section 2.5 of the Loan Agreement is hereby amended to refer to “Monthly SOFR Advances.”
4.Interest Rate. Section 1.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:
1.4Interest Rate. The unpaid principal balance of the Loan from day to day outstanding which is not past due, shall bear interest at a rate of interest per annum equal to the Monthly SOFR Rate, computed as provided in Section 1.4.3 below. The Monthly SOFR Rate shall be adjusted on each Interest Rate Change Date. The Monthly SOFR Rate shall remain fixed until the next Interest Rate Change Date.
1.4.1    [Intentionally Omitted.]
1.4.2    [Intentionally Omitted.]
1.4.3    Computations and Determinations; Conforming Changes. All computations of interest for the Base Rate (to the extent applicable) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each advance of the Loan for the day on which the advance is made, and shall not accrue on an advance, or any portion thereof, for the day on which the advance or such portion is paid, provided that any advance that is repaid on the same day on which it is made shall bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. The books and records of Administrative Agent shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lenders from time to time under the Loan Documents, but the failure to record any such information shall not limit or affect the obligations of Borrowers under the Loan Documents. With respect to SOFR or Monthly SOFR or any Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrowers and the Lenders reasonably promptly after such amendment becomes effective. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to Borrowers. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the
EXHIBIT A (SOFR) - PAGE 3

selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
1.4.4    Late Charge. If Borrowers shall fail to make any payment due hereunder or under the terms of any Note (other than the Principal Debt due on the Maturity Date) within fifteen (15) days after the date such payment is due, Borrowers shall pay to Administrative Agent on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other amount that Lenders may be entitled to receive or action that Administrative Agent and Lenders may be authorized to take as a result of such late payment, including any other remedy Lenders may have and any fees and charges of any agents or attorneys which Administrative Agent or, subject to the provisions of Section 4.15, Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.
1.4.5    Default Rate. After the occurrence and during the continuance of a Default (including the expiration of any applicable cure period), upon the request of the Required Lenders, Administrative Agent, without notice or demand, may raise the rate of interest accruing on the Principal Debt under any Loan Document to the lesser of (i) the maximum non-usurious rate of interest allowed under applicable law, or (ii) three hundred (300) basis points above the rate of interest otherwise applicable (“Default Rate”), independent of whether Administrative Agent accelerates the Principal Debt under any Loan Document.
5.Prepayment. Section 1.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:
1.5Prepayment.
(a)    Borrowers may, upon notice to Administrative Agent, at any time or from time to time, voluntarily prepay the outstanding Principal Debt, in whole or in part without premium or penalty, but subject to compliance with Section 1.5(c) and 2.6, provided that: (i) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m. Administrative Agent’s Time (A) two (2) Business Days prior to any date of prepayment of Monthly SOFR Principal, (B) and on the date of prepayment of any Base Rate Principal, if any; and (ii) any prepayment of Monthly SOFR Principal shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof or, in each case, if less, the entire principal amount of the Loan then outstanding. Each such notice shall specify the date and amount of such prepayment. Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by Borrowers, Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of the Loan shall be accompanied by all accrued interest on the amount prepaid, together with any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid. Subject to Section 8.13, each such prepayment shall be applied to the Loan obligations owing to the Lenders in accordance with their respective Pro Rata Shares. Notwithstanding anything to the contrary in this Agreement or any Loan Document, if an Event of Default shall have occurred and be continuing as of the date that any prepayment is made, Administrative Agent may apply such prepayment to all or such portions of the Indebtedness as Administrative Agent determines in its sole discretion.
(b)    No yield maintenance premium or other premium or penalty shall be due in connection with any prepayment made pursuant to this Section 1.5, provided that Borrowers shall pay to Administrative Agent, concurrently with such prepayment, all Consequential Losses, and all other sums due pursuant to the Loan Documents in connection with such prepayment.
EXHIBIT A (SOFR) - PAGE 4

(c)    Any principal prepayment made pursuant to this Agreement shall be applied (i) first, to the outstanding principal balance of the Revolving Loan until such outstanding principal balance has been repaid in full, and (ii) second, to the outstanding principal balance of the Term Loan; provided, any prepayment of the Term Loan shall be specified by Borrowers in writing.
6.Payment Schedule and Maturity Date. Section 1.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:
1.6    Payment Schedule and Maturity Date. The entire principal balance of the Loan then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents, shall be due and payable in full on the Maturity Date. Prior to maturity, accrued and unpaid interest shall be due and payable in arrears on the first (1st) Business Day of each month, subject to a ten (10) calendar day grace period in each instance. For the avoidance of doubt, an interest payment will not be considered delinquent or in default, so long as it is received by Administrative Agent on or before the earlier of the Maturity Date or the tenth (10th) calendar day after it is due and payable. No late charge, default interest or similar charge will apply during such grace period. No grace period shall apply to any amounts due and payable on the Maturity Date.
7.Illegality. Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:
2.2    Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loan advances whose interest is determined by reference to SOFR or Monthly SOFR, or to determine or charge interest rates based upon SOFR or Monthly SOFR, then, upon notice thereof by such Lender to Borrowers (through Administrative Agent), any obligation of such Lender to maintain Monthly SOFR Principal shall be suspended, in each case until such Lender notifies Administrative Agent and Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice and demand from such Lender (with a copy to Administrative Agent), Borrowers at their option shall either prepay or convert all Monthly SOFR Principal owed to such Lender to Base Rate Principal; provided, however, if and to the extent such Lender has determined that a Law has made it unlawful to convert all such Monthly SOFR Principal to Base Rate Principal, or any Governmental Authority has asserted that such a conversion is unlawful, Borrowers shall, upon demand from such Lender (with a copy to Administrative Agent), prepay all such Monthly SOFR Principal owed to such Lender. Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts, if any, required pursuant to Section 2.6.
8.Inability to Determine Rates. Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:
2.3    Inability to Determine Rates. If (a) Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate for Monthly SOFR has been determined in accordance with Section 2.4, and the circumstances under Section 2.4(a) or the Scheduled Unavailability Date has occurred (as applicable) with respect to SOFR or Monthly SOFR, or (ii) adequate and reasonable means do not exist for determining SOFR or Monthly SOFR for any determination date(s) or requested payment period, as applicable, with respect to any proposed or existing advance of the Loan; or (b) Administrative Agent or Required Lenders determine that for any reason that Monthly SOFR for any determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding or maintaining any proposed or existing advance of the Loan, Administrative Agent will promptly so notify Borrowers and each Lender. Thereafter, the obligation of Lenders to maintain Monthly SOFR Principal shall be suspended, in each case until Administrative Agent, or, in the case of a determination by Required
EXHIBIT A (SOFR) - PAGE 5

Lenders described in clause (b) above, until Administrative Agent, upon instruction of Required Lenders, revokes such notice. Upon receipt of such notice, (1) Borrowers may revoke any pending request for a borrowing at the Monthly SOFR Rate (to the extent of the affected Loan advances) or, failing that, will be deemed to have converted such request into a request to borrow at the Base Rate if no election is made by Borrowers by the date that is three (3) Business Days after receipt of such notice and (2) all amounts from day to day outstanding which are not past due shall bear interest at the Base Rate.
9.Successor Rate. Section 2.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:
2.4    Replacement of Monthly SOFR or Successor Rate.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrowers or Required Lenders notify Administrative Agent (with, in the case of Required Lenders, a copy to Borrowers) that Borrowers or Required Lenders (as applicable) have determined, that:
(a)    adequate and reasonable means do not exist for ascertaining Monthly SOFR, including, without limitation, because one (1) month interest periods of the Term SOFR Screen Rate are not available or published on a current basis and such circumstances are unlikely to be temporary; or
(b)    the Applicable Authority has made a public statement identifying a specific date after which one (1) month interest periods of term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. Dollar-denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such representative one (1) month interest periods of term SOFR after such specific date (the latest date on which one (1) month interest periods of term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by Administrative Agent (any such date, the “Monthly SOFR Replacement Date”), which date shall be on an Interest Rate Change Date or on the relevant interest payment date for interest calculated, as applicable, and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Monthly SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Monthly SOFR Replacement Date, or (ii) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to the Successor Rate then in effect, then in each case, Administrative Agent and Borrowers may amend this Agreement and the other Loan Documents solely for the purpose of replacing Monthly SOFR or any then current Successor Rate in accordance with this Section 2.4 on an Interest Rate Change Date or on the relevant interest payment date for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then
EXHIBIT A (SOFR) - PAGE 6

existing convention for similar U.S. Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. Administrative Agent’s Time on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to such amendment.
Administrative Agent will promptly (in one or more notices) notify Borrowers and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0.00%), the Successor Rate will be deemed to be zero percent (0.00%) for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrowers and the Lenders reasonably promptly after such amendment becomes effective.
It is expressly stipulated and agreed to be the intent of Borrowers, Administrative Agent and Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Agreement, the Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under any of the Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by Applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the Principal Debt and all other Indebtedness and the provisions of the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the Applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. Without limitation of the foregoing, if Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the Principal Debt or, if it exceeds such unpaid Principal Debt, refunded to Borrowers.
EXHIBIT A (SOFR) - PAGE 7

10.Compensation for Losses. Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:
2.6    Compensation for Losses. Within ten (10) days of written demand by any Lender (with a copy to Administrative Agent) from time to time (and at the time of any prepayment), Borrowers shall compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it (collectively, “Consequential Losses”) as a result of:
(a)any continuation, conversion, payment or prepayment of any Principal Debt bearing interest at a Monthly SOFR Rate or, if applicable, a Successor Rate on a day other than the last day of the interest period therefor (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, including, but not limited to, acceleration upon any transfer or conveyance of any right, title or interest in the Property giving Administrative Agent on behalf of Lenders the right to accelerate the maturity of the Loan);
(b)any failure by Borrowers (for a reason other than the failure of such Lender to make an advance at a Monthly SOFR Rate or, if applicable, a Successor Rate) to prepay, continue or convert any Principal Debt bearing interest at a Monthly SOFR Rate or, if applicable, a Successor Rate on the date or in the amount notified by Borrowers in any rollover/conversion notice or otherwise; or
(c)any assignment of Principal Debt bearing interest at a Monthly SOFR Rate or, if applicable, a Successor Rate other than on the last day of the interest period therefor as a result of a request by Borrowers pursuant to Section 9.11, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Principal Debt bearing interest at a Monthly SOFR Rate or, if applicable, a Successor Rate or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
The amounts payable under this Section shall never be less than zero or greater than is permitted by applicable Law. For the avoidance of doubt, no amounts will be owing under this Section in connection with the prepayment of any Base Rate Principal, if applicable, or any Principal Debt bearing interest at a Daily Simple SOFR-related rate (if any).
By its signature below, each Borrower waives any right under California Civil Code Section 2954.10 or otherwise to prepay the Loan, in whole or in part, without payment of all amounts specified in this Section. Each Borrower acknowledges that prepayment of the Loan may result in Lenders incurring additional losses, costs, expenses and liabilities, including lost revenues and lost profits. Each Borrower therefore agrees to pay all amounts specified in this Section if any Monthly SOFR Principal is prepaid, whether voluntarily or by reason of acceleration, including acceleration upon any transfer or conveyance of any right, title or interest in the Property or Borrower giving Administrative Agent or Lenders the right to accelerate the maturity of the Loan as provided in the Loan Documents. Each Borrower agrees that Lenders’ willingness to offer the Monthly SOFR Rate to Borrowers is sufficient and independent consideration, given individual weight by Lenders, for this waiver. Each Borrower understands that Lenders would not offer the Monthly SOFR Rate to Borrowers absent this waiver.
Dated as of the date of this Agreement.
BORROWERS:

EXHIBIT A (SOFR) - PAGE 8

KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 9

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 10

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 11

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 12

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 13

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
EXHIBIT A (SOFR) - PAGE 14